[PHOTO]




The Emerging Markets
Telecommunications
Fund, Inc.
-----------------------------------------------------
SEMI-ANNUAL REPORT
NOVEMBER 30, 1996

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          7

Schedule of Investments......................................................................          9

Statement of Assets and Liabilities..........................................................         13

Statement of Operations......................................................................         14

Statement of Changes in Net Assets...........................................................         15

Financial Highlights.........................................................................         16

Notes to Financial Statements................................................................         17

Results of Annual Meeting of Shareholders....................................................         21

Description of Dividend Reinvestment and Cash Purchase Plan..................................         22

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                                January 13, 1997

DEAR SHAREHOLDER:

We   are  pleased  to   report  on  the  activities   of  The  Emerging  Markets
Telecommunications Fund, Inc. (the "Fund") for the six months ended November 30, 1996.

PERFORMANCE

At November 30, 1996, the Fund's net asset value ("NAV") was $20.35 per share, as compared to $20.94 on May 31, 1996.

For the period June 1, 1996 through November 30, 1996, the Fund's total return, based on NAV was down 2.8%. By comparison, the Morgan Stanley Capital International Emerging Markets Free Index (the "Index") was down 4.0% in the same period. From the commencement of investment operations on June 25, 1992 through November 30, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 77.5%. The Index gained 68.6% during the same period.

At November 30, 1996, the Fund's investments were concentrated in three primary sectors: $111.9 million was in basic telephone or cellular services of emerging economies in over 16 developing countries; $5.1 million was in telecommunications companies in the developed markets of Italy and the United Kingdom; and $40.8 million was in electric/gas utilities or infrastructure companies in six emerging countries and one developed country.

INVESTMENT PHILOSOPHY

We believe that deregulation and privatization around the world will continue to offer the Fund many new opportunities in the future. We plan to pursue these opportunities as governments privatize entities involved in telecommunications, electricity and gas distribution, ports and roads. Equities of numerous private-sector companies within these and related areas also are available for investment.

Our theme is simple: for developing economies to grow, basic services must be provided. Implementation of basic services on a level sufficient for growth means that these sorts of companies are likely to generate high internal rates of return. Thus, as emerging market economies sustain their rapid growth, we expect telecommunications and other infrastructure companies within those markets to grow at above-average rates, particularly in comparison with similar companies in developed economies.

THE RAPIDLY CHANGING TELECOMMUNICATIONS BUSINESS: HOW DOES IT AFFECT EMERGING MARKET EQUITIES?

The worldwide telecommunications industry is experiencing a period of tremendous change that is being felt in developed and emerging nations alike. Powerful trends are forcing companies to increase competitiveness and profitability more rapidly than ever before.

Foremost among these trends are globalization, market liberalization, the needs of large multinational corporations and advancements in technology.

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                                                                           1

 LETTER TO SHAREHOLDERS

GLOBALIZATION. As competition within their own markets reduces domestic profitability, many developed-nation large telecom providers are looking elsewhere for new revenue sources. Corporate customers, moreover, are increasingly demanding global telecom services from a single carrier (see below). The leading providers must have global capability to survive this evolution in the telecom business.

LIBERALIZATION. The telecom industry model is moving from regulation-based domestic monopoly to market-based global competition. Analysts forecast that 80% of the world's telecom market will be in a state of complete or substantial deregulation by 1999, versus just 20% today. The open competition fostered by such liberalization will force changes in ownership of telecom assets.

Strong drivers of worldwide liberalization include: the U.S. Telecommunications Act of 1996; directives to European nations from the European Union; World Trade Organization efforts to devise a standardized framework for regulation and tariffs (i.e., rates); and privatization by emerging nations.

MULTINATIONAL CORPORATIONS. Anecdotal evidence suggests that the world's top 5,000 multinationals account for an estimated 15-20% of global telecom revenues and an even higher share of profits. Accordingly, major providers regard them as the most desirable customers and fiercely vie for their business.

In order to meet the multinationals' growing need for single-source telecom service, providers must have the ability to control message transmission from point of origination to point of destination. This "end-to-end" level of control delivers convenience and cost-savings to the customer as well as potentially higher profit margins to the provider.

TECHNOLOGY. Technology is a double-edged sword. As it advances, providers can offer their customers increasingly sophisticated and cheaper services. These same characteristics, however, enable smaller competitors to seize market share and more efficiently deploy relatively scarcer capital.

These trends are accelerating the industry's consolidation. In 1996 alone, four major mergers were announced. Three were between U.S. companies: SBC
Communications with Pacific Telesis, Bell Atlantic with NYNEX and MFS Communications with WorldCom. The fourth, British Telecom with MCI, is the first combination of companies from different nations and will create the world's first global super-carrier. As such, it is regarded as an early salvo in the battle of global telecom competition.

As they build out their networks more fully and reach higher levels of teledensity (i.e., the level of telephone penetration within the population), emerging market telecom companies represent a much purer equity play on the growth of basic telephony. Many are linked to leading U.S., European and Japanese telecom companies via strategic alliances.

Such alliances offer significant benefits, including access both to management skills and, most notably, otherwise-unavailable technology. The latter typically allows development to proceed at a much more rapid pace, particularly as the industry grows into other telecom-related areas such as mobile, wireless/cellular and services; and can result in higher relative rates of operating efficiency (e.g., by greatly raising digitalization levels).

A December 1996 transaction involving a small Brazilian phone company exemplifies how emerging market telecom companies can be appealing for their consolidation-related value. The deal consisted of the sale by the state of Rio Grande do Sul of a 35% voting stake in and operational control of its local-service provider ("CRT") to Telefonica de

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Espana ("TdE"), the Spanish telecom giant. TdE gained both an extension of its existing network of Latin American telecom providers and a relatively cheap way of learning the Brazilian phone system in order to participate in the system's upcoming privatization.

The CRT transaction makes much strategic sense for TdE. We are encouraged, furthermore, by TdE's willingness to pay a relatively high price, since it suggests that emerging market telecom companies may be trading at valuation levels considered compellingly low by their developed-nation peers. This is auspicious for the Fund's future appreciation potential.

FEATURED COMPANIES

To best illustrate how we have positioned the Fund to benefit as the industry changes, we'd like to discuss a few of our specific holdings.

TELECOMUNICACOES DE SAO PAULO S.A.

One of the Fund's original holdings is a prominent Brazilian regional telephone company, Telecomunicacoes de Sao Paulo S.A. ("Telesp"). Telesp services the state of Sao Paulo. In terms of phone lines in service, it is the largest of the 27 regional subsidiaries of Telecomunicacoes Brasileiras S.A. ("Telebras") (Brazil's government-controlled telecommunications holding company) and the second-largest phone company in Latin America. A key aspect of Telesp's appeal is its service area. By far, Sao Paulo is the wealthiest and most industrialized state in Brazil. Although it comprises only about 3% of the nation's territory, it accounted for about 20% of the nation's population and about 35% of gross domestic product ("GDP") in 1995, and its per capita GDP was nearly double that of Brazil as a whole. There also is a heavy concentration of multinational corporations with operations in the state. Hence, it is not surprising both that Sao Paulo is regarded as Brazil's most telecom-intensive state and that Telesp's franchise is considered the country's strongest.

A variety of factors makes Telesp stock a highly attractive growth vehicle:

    -Privatization. Brazil has announced its intention to privatize the Telebras system within the next two-three years. Telesp, moreover, has been designated by the government as one of the first Telebras units to be sold in this process. Privatization should provide Telesp with higher visibility within the investment community, much greater access to capital and potentially lower borrowing costs.

    -Unmet demand. Even with Brazil's highest teledensity, Sao Paulo's potential market for phone service is largely untapped. Telesp is rapidly expanding its base of operational phone lines to reach more of the market.

    -Cellular exposure. Telesp operates Latin America's second-largest cellular phone network. In addition, unmet demand for cellular service in Sao Paulo is estimated at approximately one million lines, over 60% higher than Telesp's current network of about 609,000 lines.

    -Decline of regulatory uncertainty. Brazil does not have a single regulatory body charged with oversight of its telecommunications industry. This creates an atmosphere of uncertainty that tends to cloud the industry's competitive environment. As part of the General Telecommunications Law (the "Law") currently being fashioned by Congress, however, a dedicated regulatory body will be created. The Law is expected to be finalized and passed within the next few months.

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                                                                           3

 LETTER TO SHAREHOLDERS

    -Valuation. The purchase of a controlling interest in CRT, which we described earlier, priced CRT at a dollar/ phone line value (a standard measure of telecom valuation) much higher than that accorded Telesp shares in the open market. We consider this quite positive, as it indicates that assets like Telesp's are undervalued and, thus, ought to be trading at substantially higher prices.

    -Implied  government support.  By virtue  of its size,  Sao Paulo  is one of
     Brazil's most important states. Thus, it is likely that the federal government considers Telesp's development a matter of priority and will help to maintain the company's attractiveness for its eventual privatization.

We regard Telesp as the blue chip of Telebras subsidiaries and are confident that it will continue to serve the Fund well as a core, long-term holding.

TADIRAN TELECOMMUNICATIONS LTD.

In our last report, we highlighted several mainstream national phone service providers. Our investment universe, however, also includes companies whose products or services help to raise the productivity of existing equipment. One such company, Tadiran Telecommunications Ltd. ("TT"), is an exciting recent addition to the Fund.

TT develops, manufactures, sells and supports advanced equipment and systems that greatly increase the efficiency of telecommunications operations. Its March 1996 initial public offering ("IPO") raised approximately $70 million. At November 30, 1996, the stock had appreciated about 43% since the IPO.

Based on the following, we believe that TT's bright future will help its shares to achieve attractive capital appreciation:

    -80%-owned  by the  Israeli communications  and electronics  company Tadiran
     Ltd., TT has a long history of technological innovation and has achieved wide recognition in global telecommunications markets. Certain of its products (most specifically, wireless local loop and digital access products) should experience rapid revenue growth over the next few years.

    -With a strong base of domestic revenues, TT is raising its exports, whose proportion of total sales is projected to rise to about 50% in 1998 from about 30% in 1995. In particular, TT is targeting less-developed nations, which are heavily investing in the establishment of telecommunications infrastructure.

    -Global deregulation of the telecommunications industry will help TT, which is already highly competitive, to expand its overseas operations.

    -TT's balance sheet is strong: it used about $25 million of its IPO proceeds to reduce its debt-to-equity ratio to 11.2% as of September 30 from 40.1% at year-end 1995.

    -TT's  expertise and products  are enhanced by  numerous strategic alliances
     and  marketing  partnerships  with   companies  such  as   Hewlett-Packard,
     Newbridge Networks, Siemens, Novell and Alcatel.

TELEKOM MALAYSIA

Telekom Malaysia ("Telekom") is the government-controlled telecommunications monopoly in Malaysia. Unlike many other emerging markets phone companies, its appeal is not primarily based on its relatively unfettered access to a rapidly growing market.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

To be sure, the Malaysian telecom market is growing, but Telekom's monopoly status is scheduled to end in 1999. This will expose the company to unaccustomed competition and result in deterioration of its market share. Some analysts predict that competition will prove to be unmanageable for Telekom and, therefore, negative for its stock's prospects. Our view is more positive, based on the following:

    -Even if Telekom loses meaningful market share, its dominant position is likely to remain very much intact.

    -Market forces should work to Telekom's benefit: it should be a strong survivor of an anticipated industry shakeout.

    -Although the Malaysian government is encouraging telecom competition, its interests are best served by maintaining Telekom as a successful, thriving company. In addition, Telekom is regarded as a symbol of national pride among Malaysians, meaning that the populace would regard any inability to compete as unacceptable.

    -Telekom is already preparing for competition by cutting some prices, focusing on cost-reduction and diversifying its operations into several promising new areas.

    -A recently enacted rebalancing of phone tariffs has strengthened Telekom's long-term competitiveness and has positive implications for gains in revenues and earnings.

    -Many observers forecast Telekom's annualized  earnings growth rate to  fall
     (to about 12-16% in the 1995-98 period from about 19% in 1992-95). We believe, nevertheless, that the reasonable predictability of its earnings growth relative to that of the region's many other more volatile earners should help to keep the stock in favor.

OUTLOOK

Looking ahead, we feel confident that the Fund is focused on an essential and expanding industry sector within the world's fastest-growing economic/geographical areas. Although many emerging markets telecommunications-related companies are attractive on their own merits, our view is that even more will accrue additional value over time as potential participants in the march of global industry consolidation.

Recent comments by Federal Reserve chairman Alan Greenspan were widely interpreted as negative for U.S. equities. By contrast, they may have a more positive effect on international equity markets generally. In a clear reference to U.S. stocks and bonds, Mr. Greenspan stated that he considered financial assets unduly overvalued. This could draw much capital to overseas markets, where better values are more plentiful.

Overall, we regard the worldwide backdrop for equities as quite favorable. Good prospects for corporate earnings growth are supported by a confluence of positive conditions: steady-to-declining interest rates; a weakened threat of inflation; responsible government fiscal and monetary policies; and ample liquidity available for investment.

The Fund is well-positioned to take advantage of opportunities that may arise in this environment.

In an important organizational development, we are pleased to report that Richard Watt of BEA Associates has been named as the Fund's Chief Investment Officer as of January 1, 1997. Richard has contributed his expertise in emerging equity markets to the Fund and several other closed-end registered investment companies since joining BEA in 1995. He succeeds Emilio Bassini, who had successfully guided the Fund from its 1992 inception through the

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                                                                           5

 LETTER TO SHAREHOLDERS

end of 1996. Emilio resigned his position in order to focus his efforts exclusively on private equity investments through his recently organized firm, Bassini, Playfair + Associates LLC, and will continue to serve BEA as a consultant.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 22 through 24 of this report.

We appreciate your continued confidence in the Fund and would be pleased to respond to your questions and comments.

Sincerely yours,

                [SIG]
Richard Watt
Chief Investment Officer*

--------------------------------------------------------------------------------
* Richard Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, Senior Vice President and Chief Investment Officer of the Fund and is also a Director, Senior Vice President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Emerging Markets Infrastructure Fund, Inc. and The Latin America Equity Fund, Inc. Mr. Watt is also Senior Vice President and Chief
Investment Officer of The Chile Fund, Inc., The First Israel Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS
                                             November 30, 1996   May 31, 1996
Cellular Communications                                  15.3%          18.5%
Electric Distribution                                    10.9%          11.0%
Electric Generation                                       4.4%           4.9%
Gas & Oil                                                 3.6%           3.4%
Local and/or Long Distance Telephone
Service                                                  46.0%          50.3%
Telecommunications Equipment                              6.8%           4.6%
Other                                                     4.8%           2.9%
Cash & Cash Equivalents                                   8.2%           4.4%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                    November 30, 1996    May 31,1996
Asia                                            16.2%          14.1%
Caribbean                                        2.2%           3.2%
Eastern Europe                                   6.6%           2.1%
Europe                                           8.9%           7.7%
Latin America                                   46.5%          54.5%
Middle East                                      7.9%           8.8%
Global                                           5.3%           6.2%
Cash & Cash Equivalents                          6.4%           3.5%

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                                                                           7

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF EQUITY OR EQUITY-LINKED SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS
                                    November 30, 1996    May 31,1996
Argentina                                       3.13%          3.83%
Brazil                                          9.74%         19.20%
Chile                                          17.62%         17.50%
Denmark                                         0.00%          2.59%
Eastern Europe                                  6.63%          2.08%
Hong Kong                                       3.41%          2.55%
Indonesia                                       3.33%          2.16%
Israel                                          7.89%          8.79%
Italy                                           3.75%          2.38%
Malaysia                                        2.43%          2.06%
Mexico                                          4.15%          7.43%
Peru                                            9.23%          5.07%
Philippines                                     5.10%          5.01%
Portugal                                        4.66%          2.18%
Puerto Rico                                     2.23%          3.16%
Thailand                                        1.93%          2.30%
Global                                          5.31%          6.22%
Other                                           1.39%          1.12%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Telefonica del Peru S.A.                               Local and/or Long Distance
                                                                      Telephone Service              Peru                7.1
--------------------------------------------------------------------------------------------------------------------------------
       2.  Compania de Telecomunicaciones de Chile S.A.           Local and/or Long Distance
                                                                      Telephone Service             Chile                6.9
--------------------------------------------------------------------------------------------------------------------------------
       3.  Portugal Telecom, S.A.                                 Local and/or Long Distance
                                                                      Telephone Service            Portugal              4.7
--------------------------------------------------------------------------------------------------------------------------------
       4.  Millicom International Cellular S.A.                    Cellular Communications          Global               4.0
--------------------------------------------------------------------------------------------------------------------------------
       5.  Philippine Long Distance Telephone Co.                 Local and/or Long Distance
                                                                      Telephone Service          Philippines             3.9
--------------------------------------------------------------------------------------------------------------------------------
       6.  Telecomunicacoes Brasileiras S.A.                      Local and/or Long Distance
                                                                      Telephone Service             Brazil               3.2
--------------------------------------------------------------------------------------------------------------------------------
       7.  Cementos Mexicanos, S.A. de C.V.                          Other Infrastructure           Mexico               3.1
--------------------------------------------------------------------------------------------------------------------------------
       8.  Hong Kong Telecommunications Ltd.                      Local and/or Long Distance
                                                                      Telephone Service           Hong Kong              2.5
--------------------------------------------------------------------------------------------------------------------------------
       9.  PT Telekomunikasi Indonesia                            Local and/or Long Distance
                                                                      Telephone Service           Indonesia              2.4
--------------------------------------------------------------------------------------------------------------------------------
      10.  ECI Telecom Ltd.                                           Telecommunications
                                                                          Equipment                 Israel               2.4
--------------------------------------------------------------------------------------------------------------------------------

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   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-91.93%
 EQUITY OR EQUITY-LINKED SECURITIES OF
 TELECOMMUNICATION COMPANIES IN EMERGING
 COUNTRIES-65.20%
 ARGENTINA-0.62%
Argentine Cellular
 Communications Holdings
 Ltd.*+..................        304,094  $   338,694
Citicorp Equity
 Investments S.A., Class
 B.......................        217,332      728,364
                                          -----------
TOTAL ARGENTINA (Cost $3,573,881).......    1,067,058
                                          -----------
 BRAZIL-5.52%
Telecomunicacoes
 Brasileiras S.A. ON.....     84,288,200    5,426,104
Telecomunicacoes de Sao
 Paulo S.A. PN...........     18,153,755    3,233,583
Telecomunicacoes do Rio
 de Janeiro S.A. PN+.....      7,900,000      818,296
                                          -----------
TOTAL BRAZIL (Cost $4,118,010)..........    9,477,983
                                          -----------
 CHILE-8.04%
Compania de
 Telecomunicaciones de
 Chile S.A. ADS##........        117,400   11,167,675
Compania de
 Telecomunicaciones de
 Chile S.A., Class B.....        117,000      606,059
Compania Nacional de
 Telefonos S.A...........        184,719      131,676
Empresa Nacional de
 Telecomunicaciones
 S.A.....................        221,018    1,890,614
                                          -----------
TOTAL CHILE (Cost $9,356,047)...........   13,796,024
                                          -----------
 EASTERN EUROPE-5.15%
Deutsche Telekom AG
 ADR+....................         68,000    1,453,500
Global Telesystems
 Group*+.................        189,345    3,786,900
Northern Elektrik
 Telekomunikasyon A.S....      7,166,000    1,522,819
Petersburg Long Distance
 Inc.*=/ =+(a)...........        200,000    1,282,500

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EASTERN EUROPE (CONTINUED)
Vimpel-Communications
 ADR+....................         28,600  $   786,500
                                          -----------
TOTAL EASTERN EUROPE
 (Cost $6,746,864)......................    8,832,219
                                          -----------
 GREECE-0.17%
Alcatel Hellas S.A. (Cost
 $586,831)...............         39,600      289,716
                                          -----------
 HONG KONG-3.41%
Asia Satellite
 Telecommunications
 ADR.....................         60,000    1,522,500
Hong Kong
 Telecommunications
 Ltd.....................      2,000,677    3,467,288
Hong Kong
 Telecommunications Ltd.
 ADR.....................         49,308      862,890
                                          -----------
TOTAL HONG KONG (Cost $4,857,957).......    5,852,678
                                          -----------
 INDONESIA-3.33%
PT Indonesia Satellite...        580,000    1,601,492
PT Telekomunikasi
 Indonesia...............      1,500,000    2,478,678
PT Telekomunikasi
 Indonesia ADR...........         50,000    1,643,750
                                          -----------
TOTAL INDONESIA (Cost $4,499,079).......    5,723,920
                                          -----------
 ISRAEL-7.89%
Bezeq, Israeli
 Telecommunication Corp.,
 Ltd.....................        481,530    1,168,949
DSP Group Inc.+..........        114,509    1,059,208
ECI Telecom Ltd..........        204,700    4,094,000
Geotek Communications,
 Inc.+...................        133,000      931,000
Geotek Communications,
 Inc., Convertible
 Preferred Series M,
 8.50%*..................            100      791,684
Koor Industries Ltd......          9,300      803,795
Koor Industries Ltd.
 ADR.....................         20,500      356,187
M-Systems Flash Disk
 Pioneers Ltd.+..........         91,548      457,740
M-Systems Flash Disk
 Pioneers Ltd., Warrants
 (expiring 6/30/98)+.....         61,524      103,177
Nexus Telecommunication
 Systems Ltd.,
 (units)+(b).............        170,784      709,821

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 ISRAEL (CONTINUED)
Tadiran Ltd. ADR.........         67,100  $ 1,786,537
Tadiran
 Telecommunications
 Ltd.+...................         14,500      311,750
Teledata Communication
 Ltd.+...................         43,400      965,650
                                          -----------
TOTAL ISRAEL (Cost $13,188,375).........   13,539,498
                                          -----------
 MALAYSIA-2.43%
Technology Resources
 Industries+.............        400,000      815,196
Telekom Malaysia.........        368,000    3,349,426
                                          -----------
TOTAL MALAYSIA (Cost $4,580,059)........    4,164,622
                                          -----------
 MEXICO-0.80%
Grupo Iusacell, S.A. de
 C.V., Series L ADR+##
 (Cost $1,505,957).......        147,400    1,381,875
                                          -----------
 PERU-7.71%
Telefonica del Peru S.A.
 ADR.....................        357,600    6,928,500
Telefonica del Peru S.A.,
 Class B.................      2,661,092    5,209,954
                             Par (000)
                           -------------
Tele 2000 S.A.,
 Convertible Note, 9.75%,
 04/14/97++..............     USD  1,120    1,097,600
                                          -----------
TOTAL PERU (Cost $10,942,525)...........   13,236,054
                                          -----------
 PHILIPPINES-5.10%
                              No. of
                              Shares
                           -------------
Philippine Long Distance
 Telephone Co. ADR##.....        115,800    6,658,500
Pilipino Telephone
 Corporation+,++.........      2,402,500    2,102,165
                                          -----------
TOTAL PHILIPPINES (Cost $7,276,825).....    8,760,665
                                          -----------
 PORTUGAL-4.66%
Portugal Telecom, S.A....        158,928    4,218,885
Portugal Telecom, S.A.
 ADR.....................        142,720    3,782,080
                                          -----------
TOTAL PORTUGAL (Cost $6,825,540)........    8,000,965
                                          -----------
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 PUERTO RICO-2.23%
Cellular Communications
 of Puerto Rico, Inc.+
 (Cost $2,825,253).......        181,991  $ 3,821,811
                                          -----------
 THAILAND-1.93%
Advanced Information
 Services Public Co. Ltd.
 Foreign Registered......        185,100    2,195,936
Total Access
 Communication...........        173,000    1,115,850
                                          -----------
TOTAL THAILAND (Cost $3,605,818)........    3,311,786
                                          -----------
 VENEZUELA-0.90%
Venworld
 Telecommunications*=/ =+
 (Cost $2,531,383).......        125,947    1,539,072
                                          -----------
 GLOBAL-5.31%
International Wireless
 Communications, Inc.,
 Series D*+..............          5,503    2,063,625
International Wireless
 Communications, Inc.,
 Series F*+..............            386      144,750
International Wireless
 Communications, Inc.,
 Warrants (expiring
 12/31/98)*+.............             31          581
Millicom International
 Cellular S.A.+##........        182,454    6,910,445
                                          -----------
TOTAL GLOBAL (Cost $4,756,091)..........    9,119,401
                                          -----------
TOTAL EMERGING COUNTRIES (Cost
 $91,776,495)...........................  111,915,347
                                          -----------
 EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN
 DEVELOPED COUNTRIES-2.94%
 ITALY-2.62%
Telecom Italia Mobile
 S.p.A...................        346,840      815,947
Telecom Italia Mobile
 S.p.A., Non Convertible
 Savings Shares..........        902,100    1,202,484
Telecom Italia S.p.A.....        346,840      817,091

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 ITALY (CONTINUED)
Telecom Italia S.p.A.,
 Non Convertible Savings
 Shares..................        902,100  $ 1,657,880
                                          -----------
TOTAL ITALY (Cost $1,998,951)...........    4,493,402
                                          -----------
 UNITED KINGDOM-0.32%
Orange plc ADR+ (Cost
 $584,188)...............         37,400      556,325
                                          -----------
TOTAL DEVELOPED COUNTRIES
 (Cost $2,583,139)......................    5,049,727
                                          -----------
 EQUITY OR EQUITY-LINKED SECURITES OF COMPANIES
 PROVIDING OTHER ESSENTIAL SERVICES IN THE
 DEVELOPMENT OF AN EMERGING COUNTRY'S
 INFRASTRUCTURE-22.66%
 ARGENTINA-2.51%
Camuzzi Argentina
 S.A.*+..................      1,383,478    2,631,998
Sodigas del Sur S.A.*....        421,485      782,592
Sodigas Pampeana S.A.*...        583,264      886,935
                                          -----------
TOTAL ARGENTINA (Cost $3,032,317).......    4,301,525
                                          -----------
 BRAZIL-4.22%
Centrais Eletricas
 Brasileiras S.A. ON.....      5,086,198    1,619,902
Centrais Eletricas de
 Santa Catarin, Class B
 PN+.....................        883,783      727,217
Companhia Energetica de
 Minas Gerais ON.........      4,600,000      236,012
Companhia Energetica de
 Minas Gerais PN.........     65,400,000    2,089,255
Companhia Paulista de
 Forca e Luz ON+.........     15,628,900    1,559,864
                             Par (000)
                           -------------
Enersul, Convertible
 Bond, 16.00%,
 09/01/98................     BRL  1,000    1,007,948
                                          -----------
TOTAL BRAZIL (Cost $5,610,267)..........    7,240,198
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CHILE-9.58%
Chilgener S.A............        372,332  $ 1,955,218
Chilquinta Energia
 S.A.....................          7,327       85,309
Compania Electrica del
 Rio Maipo S.A...........      2,459,567    1,127,947
Compania General de
 Electricidad S.A........        586,445    2,563,999
Empresa Electrica de
 Antofagasta S.A.........        546,165      251,118
Empresa Electrica de
 Arica S.A...............      1,761,580      364,162
Empresa Electrica de
 Iquique S.A.............      1,514,182      431,390
Empresa Electrica
 Pehuenche S.A...........      1,394,156    1,550,350
Empresa Nacional de
 Electricidad S.A........      2,637,691    1,435,265
Empresas Emel S.A........        148,394    2,979,516
Enersis S.A..............      3,981,651    2,204,407
Sociedad Austral de
 Electricidad S.A........         57,500    1,502,911
                                          -----------
TOTAL CHILE (Cost $9,122,152)...........   16,451,592
                                          -----------
 EASTERN EUROPE-1.48%
Elektrim Spolka Akcyjna
 S.A.....................         69,947      637,721
Eregli Demir Ve Celik
 Fabrikalari T.A.S.......     13,478,700    1,909,537
                                          -----------
TOTAL EASTERN EUROPE
 (Cost $2,052,832)......................    2,547,258
                                          -----------
 MEXICO-3.35%
Cementos Mexicanos, S.A.
 de C.V., Class B........        730,000    2,651,433
Cementos Mexicanos, S.A.
 de C.V. CPO.............        800,000    2,657,201
Hylsamex, S.A. de C.V.,
 Class B.................        117,000      449,429
                                          -----------
TOTAL MEXICO (Cost $6,154,494)..........    5,758,063
                                          -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 PERU-1.52%
Ontario-Quinta A.V.V.*
 (Cost $1,835,372).......      1,787,000  $ 2,602,796
                                          -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost
 $27,807,434)...........................   38,901,432
                                          -----------
 EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN
 DEVELOPED COUNTRIES-1.13%
 ITALY-1.13%
Edison S.p.A. (Cost
 $1,506,074).............        305,000    1,946,254
                                          -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $123,673,142)....................  157,812,760
                                          -----------
 SHORT-TERM INVESTMENTS-1.72%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-1.37%
                            Units (000)
                           -------------
Banco de O'Higgins,
 7.00%, 12/02/96**.......     CLP      4      132,826
Banco de O'Higgins,
 7.00%, 12/16/96**.......             28      848,283
Banco de O'Higgins,
 7.00%, 12/23/96**.......              8      250,530
Banco de O'Higgins,
 7.10%, 01/13/97**.......              6      175,835
Banco Security Pacific,
 7.00%, 12/09/96**.......              5      166,330
Banco Security Pacific,
 7.10%, 12/23/96**.......              8      237,614
Banco Security Pacific,
 7.15%, 12/30/96**.......              6      182,963
Banco Security Pacific,
 7.00%, 01/27/97**.......              9      272,069
Banco Security Pacific,
 6.90%, 02/26/97**.......              3       95,046
                                          -----------
TOTAL CHILEAN INFLATION-ADJUSTED TIME
 DEPOSITS (Cost $2,402,920).............    2,361,496
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CHILEAN MUTUAL FUNDS-0.35%
Fondo Bancredito
 Rendimiento.............          1,001  $    38,048
Fondo Mutuo Banco
 Santander...............         53,142      213,564
Fondo Mutuo Bonosorno
 Rentamas................          3,834       14,435
Fondo Mutuo Operacional
 BanChile................         29,973      329,278
                                          -----------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $577,796)........................      595,325
                                          -----------
TOTAL SHORT-TERM INVESTMENTS (Cost
 $2,980,716)............................    2,956,821
                                          -----------

TOTAL INVESTMENTS-93.65%
 (Cost $126,653,858) (Notes A,D)........  160,769,581
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-6.35%......................   10,893,513
                                          -----------
NET ASSETS-100.00%......................  $171,663,094
                                          -----------
                                          -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security (See Note F).
##         Security or a portion thereof is out on loan.
(a)        With an additional 40,000 warrants attached, expiring
           12/31/96, with no market value.
(b)        Includes 170,784 warrants, expiring 11/28/97, with a
           market value of $149,436.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
BRL        Brazilian Real.
CLP        Chilean Pesos.
CPO        Ordinary Participation Certificates.
ON         Ordinary Shares.
PN         Preferred Shares.
USD        United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $126,653,858) (Note A).................     $160,769,581
Cash (including $432,501 of foreign
 currencies with a cost of $433,053)
 (Note A)...............................       10,086,778
Receivables:
  Note..................................          673,173
  Dividends.............................          368,448
  Investments sold......................          249,578
  Interest..............................           84,203
Prepaid expenses and other assets.......            3,043
                                             ------------
Total Assets............................      172,234,804
                                             ------------

 LIABILITIES
Payables:
  Advisory fee (Note B).................          350,818
  Administration fees (Note B)..........           52,184
  Other accrued expenses................          168,708
                                             ------------
Total Liabilities.......................          571,710
                                             ------------
NET ASSETS (applicable to 8,434,919
 shares of common stock outstanding)
 (Note C)...............................     $171,663,094
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($171,663,094
  DIVIDED BY 8,434,919).................           $20.35
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 8,434,919 shares issued and outstanding
 (100,000,000 shares authorized)........     $      8,435
Paid-in capital.........................      117,290,151
Undistributed net investment income.....        1,682,020
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       18,569,182
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       34,113,306
                                             ------------
Net assets applicable to shares
 outstanding............................     $171,663,094
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  1,491,180
  Interest..............................          473,253
  Less: Foreign taxes withheld..........         (142,654)
                                             ------------
  Total Investment Income...............        1,821,779
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,057,045
  Administration fees (Note B)..........          158,736
  Custodian fees........................          131,353
  Accounting fees.......................           74,103
  Audit and legal fees..................           42,615
  Printing..............................           38,392
  Insurance.............................           21,653
  Directors' fees.......................           18,342
  Transfer agent fees...................            9,928
  NYSE listing fees.....................            8,266
  Amortization of organizational
   costs................................            4,011
  Other.................................            6,962
                                             ------------
  Total Expenses........................        1,571,406
                                             ------------
  Net Investment Income.................          250,373
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments (net of Israeli capital
   gains taxes of $2,100,460) (Note
   A)...................................       16,836,175
  Foreign currency related
   transactions.........................          (84,386)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (21,966,746)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................       (5,214,957)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $ (4,964,584)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  For the
                                             Six Months Ended            For the
                                             November 30, 1996      Fiscal Year Ended
                                                (unaudited)           May 31, 1996
                                             ----------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................       $    250,373           $  2,257,954
  Net realized gain on investments and
   foreign currency related
   transactions.........................         16,751,789              2,352,444
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................        (21,966,746)            13,804,009
                                             -----------------      -----------------
    Net increase/(decrease) in net
     assets resulting from operations...         (4,964,584)            18,414,407
                                             -----------------      -----------------
Dividends and distributions to
 shareholders:
  Net investment income.................                 --               (321,938)
  Net realized gain on investments and
   foreign currency related
   transactions.........................                 --             (3,389,426)
                                             -----------------      -----------------
    Total dividends and distributions to
     shareholders.......................                 --             (3,711,364)
                                             -----------------      -----------------
    Total increase/(decrease) in net
     assets.............................         (4,964,584)            14,703,043
                                             -----------------      -----------------

 NET ASSETS
Beginning of period.....................        176,627,678            161,924,635
                                             -----------------      -----------------
End of period (including undistributed
 net investment income of $1,682,020 and
 $1,431,647, respectively)..............       $171,663,094           $176,627,678
                                             -----------------      -----------------
                                             -----------------      -----------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                            For the Six          For the Fiscal Years Ended        For the Period
                                           Months Ended                   May 31,                  June 25, 1992*
                                         November 30, 1996   ----------------------------------       through
                                            (unaudited)        1996         1995        1994        May 31, 1993
                                         -------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...         $20.94          $19.20       $20.90      $14.95         $13.84**
                                         -----------------   ---------   ----------   ---------   ----------------
Net investment income..................           0.03            0.27         0.11        0.13           0.16
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions..................          (0.62)           1.91         0.01        7.03+          1.20
                                         -----------------   ---------   ----------   ---------   ----------------
Net increase/(decrease) in net assets
 resulting from operations.............          (0.59)           2.18         0.12        7.16           1.36
                                         -----------------   ---------   ----------   ---------   ----------------
Dividends and distributions to
 shareholders:
  Net investment income................             --           (0.04)       (0.04)      (0.15)         (0.14)
  Net realized gain on investments and
   foreign currency related
   transactions........................             --           (0.40)       (1.78)      (1.06)         (0.11)
                                         -----------------   ---------   ----------   ---------   ----------------
Total dividends and distributions to
 shareholders..........................             --           (0.44)       (1.82)      (1.21)         (0.25)
                                         -----------------   ---------   ----------   ---------   ----------------
Net asset value, end of period.........         $20.35          $20.94       $19.20      $20.90         $14.95
                                         -----------------   ---------   ----------   ---------   ----------------
                                         -----------------   ---------   ----------   ---------   ----------------
Market value, end of period............         $16.75         $17.375       $17.75      $22.75         $14.50
                                         -----------------   ---------   ----------   ---------   ----------------
                                         -----------------   ---------   ----------   ---------   ----------------
Total investment return(a).............          (3.60)%          0.21%      (13.94)%     64.74%          5.85%
                                         -----------------   ---------   ----------   ---------   ----------------
                                         -----------------   ---------   ----------   ---------   ----------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..............................       $171,663        $176,628     $161,925    $176,253       $125,338
Ratio of expenses to average net
 assets................................           1.78%(b)        1.77%        1.89%       1.81%          1.99%(b)
Ratio of net investment income to
 average net assets....................           0.28%(b)        1.40%        0.53%       0.63%          2.02%(b)
Portfolio turnover rate................          27.58%(c)       27.71%       14.29%      43.98%         22.55%(c)
Average commission rate per share(d)...        $0.0011              --           --          --             --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the antidilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Not annualized.
(d) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was incorporated in Maryland on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized  cost. The  preparation of  financial statements  requires the  use of estimates by  management,  principally  the  valuation  of  non-publicly  traded securities. Accordingly, the Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1996, the Fund held 9.8% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $16,116,941 and fair value of $16,852,128. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 1996, the account's interest rate was 5.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended November 30, 1996, the Fund incurred no such expense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1996, was $16,662,603, for which the Fund has received cash as collateral of $17,383,354. Such cash collateral was reinvested into a repurchase agreement which is in turn collateralized by U.S. Treasury Strips (interest-only). Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the six months ended November 30, 1996, the Fund earned $16,883 in securities lending income which is included in interest income in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended November 30, 1996, BEA earned $1,057,045 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended November 30, 1996, BEA was reimbursed $7,019 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended November 30, 1996, BSFM earned $105,599 for administrative services.

The First National Bank of Boston, Sao Paulo ("Banco de Boston") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. Banco de Boston is paid for its services a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean
administrator   receives  a   fee  computed   monthly  and   paid  quarterly  at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,434,919 shares outstanding at November 30, 1996, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 1996 was $127,469,765. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $33,299,816, was composed of gross appreciation of $38,508,563 for those investments having an excess of value over cost and gross depreciation of $5,208,747 for those investments having an excess of cost over value.

For the six months ended November 30, 1996, total purchases and sales of securities, other than short-term investments, were $45,224,436 and $53,315,081, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 17 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 18 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. During the six months ended November 30, 1996, the Fund had no amounts outstanding under the credit agreement.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration available indications of value. The table below shows the number of shares held, the acquisition date, aggregate cost, fair value as of November 30, 1996, share value of such securities and percent of net assets which the securities comprise.

                                                                                     FAIR VALUE
                                            NUMBER OF   ACQUISITION                AT NOVEMBER 30,     VALUE      PERCENT OF
SECURITY                                     SHARES        DATE          COST           1996         PER SHARE    NET ASSETS
-----------------------------------------  -----------  -----------  ------------  ---------------  -----------  -------------
Petersburg Long Distance Inc.                 200,000     11/18/92   $  1,000,005   $   1,282,500    $    6.41           0.7
Venworld Telecommunications                   125,947      5/18/95      2,531,383       1,539,072        12.22           0.9

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
   20

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On September 24, 1996, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac*                                                                 6,820,673    113,636   1,500,610
Emilio Bassini**                                                                      6,829,640    104,669   1,500,610
George W. Landau                                                                      6,824,983    109,326   1,500,610
Richard Watt                                                                          6,794,166    140,143   1,500,610

--------------
 * On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors to eight and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.
 ** Resigned effective January 1, 1997.

In addition to the directors re-elected at the meeting, James J. Cattano,  Peter
A. Gordon, Daniel Sigg and Martin M. Torino, continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending May 31, 1997.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            6,745,118    143,405     45,786   1,500,610

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Emerging Markets Telecommunications Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e. in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain emerging country issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date the Plan Agent, as agent for the participants, will purchase shares of common stock on the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. If the market price exceeds the net asset value per share before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining shares.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in

--------------------------------------------------------------------------------
   22
the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through this optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either shares or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in the stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable.

--------------------------------------------------------------------------------

Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   24

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1996, BEA managed approximately $31.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                  NYSE SYMBOL    BEA ADVISOR FUNDS
SINGLE COUNTRY                                                   OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc.                       BZL        BEA Emerging Markets Equity Fund
The Chile Fund, Inc.                                   CH        BEA Global Telecommunications
                                                                 Fund
The First Israel Fund, Inc.                           ISL        BEA High Yield Fund
The Indonesia Fund, Inc.                               IF        BEA International Equity Fund
The Portugal Fund, Inc.                               PGF
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc.        EMG
The Latin America Equity Fund, Inc.                   LAQ
The Latin America Investment Fund, Inc.               LAM
                                                                 For shareholder information or a
                                                                 copy
FIXED INCOME                                                     of a prospectus for any of the
BEA Income Fund, Inc.                                 FBF        open-end mutual funds please
                                                                 call,
BEA Strategic Income Fund, Inc.                       FBI        1-800-401-2230.
For closed-end fund information                                  Visit our website on the
                                                                 Internet:
please call, 1-800-293-1232.                                     http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Richard Watt          Director,
                      Senior Vice President
                      and Chief Investment Officer

Dr. Enrique R. Arzac  Director

James J. Cattano      Director

Peter A. Gordon       Director

George W. Landau      Director

Daniel Sigg           Director and
                      Senior Vice President

Martin M. Torino      Director

Stephen M. Swift      Senior Vice President and
                      Investment Officer

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the
shareholders   of  the  Fund  for  their  information.  The  financial
information included  herein is  taken from  the records  of the  Fund without examination from independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                [LOGO]

--------------------------------------------------------------------------------